Supplement to the
Fidelity® Nasdaq Composite Index® Fund
January 29, 2019
Prospectus

Patrick Waddell no longer serves as a senior portfolio manager of the fund.

The following information supplements similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Manav Verma (portfolio manager) has managed the fund since March 2018.

The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Manav Verma is portfolio manager of the fund, which he has managed since March 2018. He also manages other funds. Since joining Geode in 2018, Mr. Verma has worked as a portfolio manager. Prior to joining Geode, Mr. Verma was a portfolio manager at Northern Trust Asset Management from 2013 to 2017.

EIF-19-01 1.791563.131	April 25, 2019